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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)       September 17, 2001
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                                 AMERIPATH, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

           000-22313                               65-0642485
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    (Commission File Number)            (IRS Employer Identification No.)

                                7289 GARDEN ROAD
                                    SUITE 200
                          RIVIERA BEACH, FLORIDA 33404
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code        (561) 845-1850
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

On September 17, 2001, AmeriPath, Inc. filed with the SEC a registration statement on Form S-3 to register 4,743,750 shares of its common stock to be issued and sold in an underwritten public offering. A copy of the registration statement can be accessed via the SEC's EDGAR database located at www.sec.gov.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMERIPATH, INC.


Dated: September 17, 2001     By /s/ Gregory A. Marsh
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                                 Gregory A. Marsh
                                 Vice President and Chief Financial Officer


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